This presentation contains nLIGHT, Inc. proprietary information. No part of it may be circulated, quoted, or reproduced for distribution without prior written approval from nLIGHT, Inc. Earnings Presentation Q2 2022 August 4, 2022

2 Certain statements in this release are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. Words such as “outlook,” “guidance,” “expects,” “intends,” “projects,” “plans,” “believes,” “estimates,” “targets,” “anticipates,” and similar expressions may identify these forward-looking statements. Examples of forward-looking statements include, but are not limited to, statements regarding expected revenues, gross margin, and Adjusted EBITDA, as well as any other statement that does not directly relate to any historical or current fact. Forward-looking statements are based on our current expectations and assumptions, which may not prove to be accurate. These statements are not guarantees and are subject to risks, uncertainties and changes in circumstances that are difficult to predict. Many factors could cause actual results to differ materially from these forward-looking statements, including but not limited to our ability to compete successfully in the markets for our products; changes in the markets we serve or in the global economy; our ability to increase our volumes and decrease our costs to offset potential declines in the average selling prices of our products; rapid technological changes in the markets that we participate in; our ability to develop and maintain products that can achieve market acceptance; our ability to generate sufficient revenues to achieve or maintain profitability in the future; our high levels of fixed costs and inventory and their effect on our gross profits and results of operations if demand for our products declines or we maintain excess inventory levels; disruptions, such as the COVID-19 pandemic, and their effect on our business, financial condition, or results of operations; our manufacturing capacity and operations and their suitability for future levels of demand; our reliance on a small number of customers for a significant portion of our revenues; our ability to manage risks associated with international customers and operations; the effect of government export and import controls on our ability to compete in international markets; our ability to protect our proprietary technology and intellectual property rights; fluctuations in our quarterly results of operations and other operating measures; and the effect on our business of claims, lawsuits, government investigations, other legal or regulatory proceedings, or commercial or contractual disputes that we may become involved in. Additional information concerning these and other factors can be found in nLIGHT's filings with the Securities and Exchange Commission (the “SEC”), including other risks, relevant factors and uncertainties identified in the “Risk Factors” section of nLIGHT's most recent Annual Report on Form 10-K or subsequent filings with the SEC. nLIGHT undertakes no obligation to update publicly or revise any forward-looking statements contained herein to reflect future events or developments, except as required by law. This presentation includes certain non-GAAP financial measures as defined by the SEC rules, including Adjusted EBITDA, non-GAAP net income and non-GAAP net income per share (diluted). These non-GAAP financial measures are provided in addition to, and not as a substitute for or superior to measures of financial performance prepared in accordance with U.S. GAAP. There are a number of limitations related to the use of these non-GAAP financial measures versus their nearest GAAP equivalents. For example, other companies may calculate non-GAAP financial measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of our non-GAAP financial measures as tools for comparison. As required by Regulation G, we have provided a reconciliation of those measures to the most directly comparable GAAP measures, which is available in the appendix. This presentation may also contain estimates, projections and other statistical data made by independent parties and by us relating to market size and growth and other data about our industry and our business. These data involve a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. We have not independently verified the accuracy and completeness of the information obtained by third parties included in this presentation. In addition, projections, assumptions and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk. The trademarks included herein are the property of the owners thereof and are used for reference purposes only. Such use should not be construed as an endorsement of the products, solutions and services of nLIGHT, Inc. Safe Harbor Statement

3 • Solid Q2 financial performance – Total revenue of $60.8 million was in the range of guidance provided in early May • Product revenue of $48.2 million was at the midpoint of guidance – Continued shift of sales outside of China, which grew 12% y-o-y and accounted for 92% of total revenue – Gross margins above top-end of the range resulted in positive Adjusted EBITDA • Strong operational execution despite significant disruption to manufacturing caused by COVID-related lockdowns in Shanghai • Continued progress in key growth opportunities – Microfabrication – healthy demand environment and new opportunities in medical – Industrial – 43% y-o-y growth outside of China driven by growth from all applications (cutting, welding and additive) – Aerospace & Defense – initial low-volume sales of newly released products to Directed Energy market and continued progress in key Directed Energy development programs Q2 22 Business Highlights

4 71% 59% 60% 60% 60% 57% 60% 62% 64% 54% 67% 68% 67% 62% 60% 65% 72% 59% 69% 72% 75% 73% 81% 89% 89% 92% 29% 41% 40% 40% 40% 43% 40% 38% 36% 46% 33% 32% 33% 38% 40% 35% 28% 41% 31% 28% 25% 27% 19% 11% 11% 8% $22 $25 $26 $29 $30 $35 $37 $37 $42 $52 $51 $46 $42 $48 $44 $43 $43 $52 $62 $66 $61 $69 $72 $67 $64 $61 $0 $15 $30 $45 $60 $75 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 2016 2017 2018 2019 2020 2021 2022 Quarterly Revenue – Geography $ Millions Revenue | 92% of total revenue from Non-China customers Geography Q2 ‘22 vs. Q2 ‘21 Change -12% Percentages may not total to 100 due to rounding China -75% Non-China +12%

5 19% 19% 17% 20% 18% 14% 14% 16% 18% 13% 20% 21% 22% 19% 26% 30% 39% 29% 42% 44% 40% 35% 38% 42% 36% 37% 28% 35% 33% 38% 38% 40% 42% 44% 45% 49% 41% 38% 43% 44% 43% 43% 37% 43% 35% 36% 35% 36% 37% 33% 37% 36% 51% 46% 50% 42% 44% 46% 45% 40% 37% 38% 39% 41% 35% 38% 30% 26% 24% 27% 23% 20% 25% 29% 24% 25% 27% 27% $22 $25 $26 $29 $30 $35 $37 $37 $42 $52 $51 $46 $42 $48 $44 $43 $43 $52 $62 $66 $61 $69 $72 $67 $64 $61 $0 $15 $30 $45 $60 $75 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 2016 2017 2018 2019 2020 2021 2022 Quarterly Revenue – By Market $ Millions Revenue | By end market Microfabrication -19% Industrial -12% Aerospace/Defense -6% Market Q2‘22 vs. Q2 ‘21 Change -12% Percentages may not total to 100 due to rounding

6 $9 $14 $20 $0 $5 $10 $15 $20 $25 Q220 Q221 Q222 Industrial Revenue | 43% y-o-y growth in non-China Industrial revenue in Q2 ‘22 Non-China Industrial Revenue $ Millions YOY Growth 54% 43% ~ 2x Increase

Financial Update

8 Summary Financial Results | Revenue and Gross Margin Quarterly $ Millions; % of Revenue Q2 2021 Q2 2022 Total Revenue $69.1 $60.8 Products Revenue 53.6 48.2 Development Revenue 15.5 12.6 Gross Margin 29.4% 25.3% Products Margin 36.1% 30.1% Development Margin 6.5% 7.0%

9 Gross Margin | Product and Development 15% 24% 22% 29% 30% 31% 34% 33% 35% 34% 35% 36% 32% 33% 30% 23% 22% 25% 28% 30% 29% 29% 30% 27% 25% 25% 24% 24% 28% 32% 36% 36% 36% 37% 33% 30% 30% 0% 5% 10% 15% 20% 25% 30% 35% 40% $0 $10 $20 $30 $40 $50 $60 $70 $80 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 2016 2017 2018 2019 2020 2021 2022 Revenue Overall GM % Products GM % Revenue and Gross Margin – Quarterly $ Millions; % of Revenue

10 Operating Expenses (Non-GAAP) $ Millions; % of Revenue Note: Excluding stock-based compensation expense, amortization of purchased intangibles and acquisition and integration-related costs. See Appendix for a reconciliation to GAAP operating expenses. Operating Expenses | R&D and SG&A 4.3 4.7 5.0 5.8 5.9 5.8 6.0 6.9 6.1 6.5 7.9 8.2 8.1 9.9 10.3 10.4 10.1 10.3 6.1 6.7 6.3 6.7 7.0 7.2 6.9 7.3 6.0 6.2 6.4 6.5 7.1 7.7 7.8 8.4 8.1 9.0 $10.4 $11.4 $11.2 $12.5 $12.9 $13.0 $12.9 $14.2 $12.1 $12.8 $14.3 $14.7 $15.1 $17.6 $18.1 $18.8 $18.2 $19.3 0% 5% 10% 15% 20% 25% 30% 35% 40% $0 $5 $10 $15 $20 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 2018 2019 2020 2021 2022 SG&A R&D OpEx as % of Sales

11 * See Appendix for reconciliation to most directly comparable GAAP measure Summary Financial Results | Profitability and Cash Flow Quarterly $ Millions; % of Revenue Q2 2021 Q2 2022 Net Income (Loss) ($7.9) ($10.3) Non-GAAP Net Income (Loss)* 4.4 (3.3) Net Income (Loss) Per Share (diluted) (0.19) (0.23) Non-GAAP Net Income (Loss) Per Share (diluted)* 0.09 (0.07) Adjusted EBITDA (non-GAAP)* 6.3 0.2 Cash Flow from (used in) Operations (1.0) (4.8) Capital Expenditures (4.8) (7.9)

12 Strong Balance Sheet and Working Capital Management $51 $53 $55 $59 $63 $71 $74 $77 $80 115 105 106 117 113 119 131 141 157 0 20 40 60 80 100 120 140 160 $0 $10 $20 $30 $40 $50 $60 $70 $80 $90 Q220 Q420 Q221 Q421 Q222 Inventory ($M) and Days of Inventory (DOI) Inventory DOI $24 $23 $32 $32 $37 $36 $42 $37 $46 44 35 38 47 45 46 52 55 61 0 10 20 30 40 50 60 70 $0 $10 $20 $30 $40 $50 $60 $70 $80 $90 Q220 Q420 Q221 Q421 Q222 Accounts Receivable ($M) and Days Sales Outstanding (DSO) Accounts Receivable DSO $121 $110 $102 $186 $175 $166 $147 $135 $121 $15 $0 $0 $0 $0 $0 $0 $0 $0 $0 $25 $50 $75 $100 $125 $150 $175 $200 Q220 Q420 Q221 Q421 Q222 Cash and Debt Position ($M) Cash Debt

13 • Q3 2022 Revenues of $60 million to $66 million; midpoint of $63 million – Laser Products: approximately $49 million at midpoint – Advanced Development: approximately $14 million at midpoint • Q3 2022 Gross Margin of 21% to 25% – Laser Products: 26% to 30% – Advanced Development: approximately 6.5% • Q3 2022 Adjusted EBITDA of ($1) million to $2 million Outlook | Q3 2022 * We have not reconciled our outlook for Adjusted EBITDA because unrealized and realized foreign exchange gains and losses cannot be reasonably calculated or predicted nor can the probable significance be determined at this time. Accordingly, a reconciliation is not available without unreasonable effort.

Appendix

16 nLight, Inc. (in thousands, except per share data) Q1 Q2 Q3 Q4 Totals Q1 Q2 Q3 Q4 Totals Q1 Q2 Q3 Q4 Totals Q1 Q2 Q3 Q4 Totals Q1 Q2 Totals Revenue: Products $ 42,467 $ 51,705 $ 51,025 $ 46,162 $ 191,359 $ 41,861 $ 48,048 $ 43,814 $ 40,336 $ 174,059 $ 36,930 $ 45,104 $ 51,117 $ 51,690 $ 184,841 $ 47,335 $ 53,561 $ 54,393 $ 50,906 $ 206,195 $ 51,061 $ 48,180 $ 99,241 Development - - - - - - - - 2,560 2,560 6,285 7,034 10,615 14,014 37,948 14,010 15,552 17,842 16,547 63,951 13,398 12,647 26,045 Total revenue 42,467 51,705 51,025 46,162 191,359 41,861 48,048 43,814 42,896 176,619 43,215 52,138 61,732 65,704 222,789 61,345 69,113 72,235 67,453 270,146 64,459 60,827 125,286 Cost of revenue: Products 27,738 34,026 32,978 29,656 124,398 28,347 32,177 30,852 30,637 122,013 27,900 32,597 34,645 33,113 128,255 30,395 34,240 34,193 34,039 132,867 35,768 33,683 69,451 Development - - - - - - - - 2,267 2,267 5,814 6,485 9,927 12,944 35,170 13,305 14,548 16,647 15,472 59,972 12,514 11,759 24,273 Total cost of revenue 27,738 34,026 32,978 29,656 124,398 28,347 32,177 30,852 32,904 124,280 33,714 39,082 44,572 46,057 163,425 43,700 48,788 50,840 49,511 192,839 48,282 45,442 93,724 Gross profit: Products 14,729 17,679 18,047 16,506 66,961 13,514 15,871 12,962 9,699 52,046 9,030 12,507 16,472 18,577 56,586 16,940 19,321 20,200 16,867 73,328 15,293 14,497 29,790 Development - - - - - - - - 293 293 471 549 688 1,070 2,778 705 1,004 1,195 1,075 3,979 884 888 1,772 Total gross profit 14,729 17,679 18,047 16,506 66,961 13,514 15,871 12,962 9,992 52,339 9,501 13,056 17,160 19,647 59,364 17,645 20,325 21,395 17,942 77,307 16,177 15,385 31,562 Gross margin: Products 34.7% 34.2% 35.4% 35.8% 35.0% 32.3% 33.0% 29.6% 24.0% 29.9% 24.5% 27.7% 32.2% 35.9% 30.6% 35.8% 36.1% 37.1% 33.1% 35.6% 30.0% 30.1% 30.0 % Development - - - - - - - - 11.4% 11.4% 7.5% 7.8% 6.5% 7.6% 7.3% 5.0% 6.5% 6.7% 6.5% 6.2% 6.6% 7.0% 6.8 % Total gross margin 34.7% 34.2% 35.4% 35.8% 35.0% 32.3% 33.0% 29.6% 23.3% 29.6% 22.0% 25.0% 27.8% 29.9% 26.6% 28.8% 29.4% 29.6% 26.6% 28.6% 25.1% 25.3% 25.2% 20222018 2019 2020 2021 Supplemental Information | Revenue and Gross Margin

17 nLight, Inc. (in thousands, except per share data) Q1 Q2 Q3 Q4 Totals Q1 Q2 Q3 Q4 Totals Q1 Q2 Q3 Q4 Totals Q1 Q2 Q3 Q4 Totals Q1 Q2 Totals GAAP research and development ("R&D") expense $ 4,283 $ 4,898 $ 5,475 $ 6,398 $ 21,054 $ 6,422 $ 6,494 $ 6,402 $ 8,819 $ 28,137 $ 8,538 $ 9,472 $ 11,126 $ 12,028 $ 41,164 $ 11,710 $ 14,282 $ 14,838 $ 13,984 $ 54,814 $ 13,711 $ 13,788 $ 27,499 Non-GAAP adjustments: Stock-based compensation in R&D (25) (200) (513) (555) (1,293) (558) (711) (424) (1,606) (3,299) (1,782) (2,275) (2,545) (3,101) (9,703) (2,918) (3,708) (3,782) (3,025) (13,433) (3,122) (3,117) (6,239) Amortization of purchased intangibles - - - - - - - - (328) (328) (656) (656) (696) (716) (2,724) (717) (718) (718) (518) (2,671) (472) (407) (879) Non-GAAP R&D expense $ 4,258 $ 4,698 $ 4,962 $ 5,843 $ 19,761 $ 5,864 $ 5,783 $ 5,978 $ 6,885 $ 24,510 $ 6,100 $ 6,541 $ 7,885 $ 8,211 $ 28,737 $ 8,075 $ 9,856 $ 10,338 $ 10,441 $ 38,710 $ 10,116 $ 10,264 $ 20,380 GAAP selling, general and administrative ("SG&A") expense 6,239 7,232 7,483 7,890 28,844 8,144 8,572 7,257 10,139 34,111 7,700 9,633 10,010 11,905 39,248 11,714 15,057 13,316 12,623 52,710 10,775 11,914 22,689 Non-GAAP adjustments: Stock-based compensation in SG&A (115) (544) (1,207) (1,190) (3,056) (1,142) (1,403) (315) (2,370) (5,230) (1,636) (3,423) (3,633) (5,448) (14,140) (4,645) (7,349) (5,550) (4,238) (21,782) (2,722) (2,879) (5,601) Acqusition and integration-related costs - - - - - - - - (470) (470) (50.00) - - - (50) - - - - - - - - Non-GAAP SG&A expense $ 6,124 $ 6,688 $ 6,276 $ 6,700 $ 25,788 $ 7,002 $ 7,169 $ 6,942 $ 7,299 $ 28,411 $ 6,014 $ 6,210 $ 6,377 $ 6,457 $ 25,058 $ 7,069 $ 7,708 $ 7,766 $ 8,385 $ 30,928 $ 8,053 $ 9,035 $ 17,088 20222018 2019 2020 2021 GAAP to Non-GAAP Reconciliation | Operating Expenses

18 nLight, Inc. (in thousands, except per share data) Q1 Q2 Q3 Q4 Total Q1 Q2 Q3 Q4 Total Q1 Q2 Q3 Q4 Total Q1 Q2 Q3 Q4 Total Q1 Q2 Total Net income (loss) $ 2,916 $ 4,653 $ 4,009 $ 2,360 $ 13,938 $ (1,235) $ (155) $ (778) $ (10,716) $ (12,884) $ (7,475) $ (6,830) $ (2,110) $ (4,517) $ (20,932) $ (6,149) $ (7,890) $ (6,880) $ (8,750) $ (29,669) $ (8,623) $ (10,342) $ (18,965) Adjustments: Income tax expense (benefit) 1,149 848 839 764 3,600 1,753 793 837 2,736 6,119 905 418 (1,485) 502 340 322 (1,038) 203 138 (375) 343 (10) 333 Other (income) expense (76) 42 537 (250) 253 (820) 907 (90) (532) (535) 116 298 (477) (315) (378) (26) (118) (102) (90) (336) (29) 106 77 Interest (income) expense, net 219 6 (298) (655) (728) (750) (740) (665) (454) (2,609) (283) 65 96 44 (78) 74 32 20 37 163 (0) (71) (71) Depreciation and amortization 1,946 2,172 2,194 1,976 8,288 2,212 2,269 2,313 2,770 9,564 3,161 3,268 3,504 3,752 13,685 3,717 3,695 3,899 3,748 15,059 3,738 3,805 7,543 Stock-based compensation 162 806 1,903 1,934 4,805 1,909 2,381 1,079 4,361 9,730 3,763 6,037 6,683 8,981 25,464 8,054 11,606 10,072 7,988 37,720 6,553 6,680 13,233 Acquisition and integration-related costs - - - - - - - - 470 470 50 - - - 50 - - - - - - - - Adjusted EBITDA $ 6,316 $ 8,527 $ 9,184 $ 6,129 $ 30,156 $ 3,069 $ 5,455 $ 2,696 $ (1,365) $ 9,855 $ 237 $ 3,256 $ 6,211 $ 8,447 $ 18,151 $ 5,992 $ 6,287 $ 7,212 $ 3,071 $ 22,562 $ 1,982 $ 168 $ 2,150 Net income (loss) $ 2,916 $ 4,653 $ 4,009 $ 2,360 $ 13,938 $ (1,235) $ (155) $ (778) $ (10,716) $ (12,884) $ (7,475) $ (6,830) $ (2,110) $ (4,517) $ (20,932) $ (6,149) $ (7,890) $ (6,880) $ (8,750) $ (29,669) $ (8,623) $ (10,342) $ (18,965) Add back: Stock-based compensation (1) 162 806 1,903 1,934 4,805 1,909 2,381 1,079 4,361 9,730 3,763 6,037 6,683 8,981 25,464 8,054 11,606 10,072 7,988 37,720 6,553 6,680 13,233 Valuation allowance on foreign deferred tax assets - - - - - - - - 3,423 3,423 - - - - - - - - - - - - - Acquisition and integration-related costs - - - - - - - - 470 470 50 - - - 50 - - - - - - - - Amortization of purchased intangibles - - - - - - - - 328 328 656 656 696 716 2,724 717 718 718 518 2,671 472 407 879 Non-GAAP net income (loss) $ 3,078 $ 5,459 $ 5,912 $ 4,294 $ 18,743 $ 674 $ 2,226 $ 301 $ (2,134) $ 1,067 $ (3,006) $ (137) $ 5,269 $ 5,180 $ 7,306 $ 2,622 $ 4,434 $ 3,910 $ (244) $ 10,722 $ (1,598) $ (3,256) $ (4,853) GAAP weighted-average shares outstanding 3,031 24,491 35,007 36,441 24,862 36,694 37,065 37,262 37,463 37,119 37,846 38,177 38,558 38,877 38,367 40,048 42,313 42,884 43,277 42,142 43,655 44,178 43,919Assumed conversion of convertible preferred stock to common stock 24,642 7,940 - - 8,056 - - - - - - - - - - - - - - - - - - Participating securities - - - - - - - 444 - 319 - - 629 653 544 653 614 774 - 699 - - - Non-GAAP weighted-average number of shares, basic 27,673 32,431 35,007 36,441 32,918 36,694 37,065 37,706 37,463 37,438 37,846 38,177 39,187 39,530 38,911 40,701 42,927 43,658 43,277 42,841 43,655 44,178 43,919 Dilutive effect of common stock equivalents 4,492 5,265 5,325 4,798 5,097 4,585 4,391 4,016 - 4,360 - - 4,290 4,654 4,228 4,691 4,334 3,986 - 4,341 - - - Non-GAAP weighted-average number of shares, diluted 32,165 37,696 40,332 41,239 38,015 41,279 41,456 41,722 37,463 41,798 37,846 38,177 43,477 44,184 43,139 45,392 47,261 47,644 43,277 47,182 43,655 44,178 43,919 Non-GAAP net income (loss) per share, basic $ 0.11 $ 0.17 $ 0.17 $ 0.12 $ 0.57 $ 0.02 $ 0.06 $ 0.01 $ (0.06) $ 0.03 $ (0.08) $ 0.00 $ 0.13 $ 0.13 $ 0.19 $ 0.06 $ 0.10 $ 0.09 $ (0.01) $ 0.25 $ (0.04) $ (0.07) $ (0.11) Non-GAAP net income (loss) per share, diluted 0.10 0.14 0.15 0.10 0.49 0.02 0.05 0.01 (0.06) 0.03 (0.08) 0.00 0.12 0.12 0.17 0.06 0.09 0.08 (0.01) 0.23 (0.04) (0.07) (0.11) 2018 2019 2020 2021 2022 (1) There is no income tax effect related to the stock-based compensation, acquisition and integration-related costs, and amortization of purchased intangibles adjustments due to the full valuation allowance in the U.S. GAAP to Non-GAAP Reconciliation | Adjusted EBITDA, Net Income and EPS

19 nLight, Inc. 2022 (in thousands, except per share data) Q1 Q2 Q3 Q4 Totals Q1 Q2 Q3 Q4 Totals Q1 Q2 Q3 Q4 Totals Q1 Q2 Q3 Q4 Totals Q1 Q2 Totals Revenues by end market Industrial $ 19,146 $ 25,251 $ 20,890 $ 17,476 $ 82,762 $ 18,124 $ 20,920 $ 18,977 $ 18,647 $ 76,669 $ 15,990 $ 22,630 $ 21,880 $ 23,978 $ 84,478 $ 21,400 $ 24,907 $ 26,737 $ 21,751 $ 94,795 $ 23,996 $ 21,899 $ 45,895 Microfabrication 15,619 19,497 19,922 19,071 74,109 14,533 18,094 13,280 11,246 57,152 10,419 14,300 14,052 12,878 51,649 15,215 20,274 17,695 17,228 70,412 17,319 16,415 33,734 Aerospace and defense 7,703 6,957 10,213 9,615 34,488 9,204 9,034 11,556 13,003 42,798 16,806 15,208 25,800 28,848 86,662 24,730 23,932 27,803 28,474 104,939 23,144 22,513 45,657 Total revenues 42,467 51,705 51,025 46,162 191,359 41,861 48,048 43,814 42,896 176,619 43,215 52,138 61,732 65,704 222,789 61,345 69,113 72,235 67,453 270,146 64,459 60,827 125,286 Industrial as % of total 45% 49% 41% 38% 43% 43% 44% 43% 43% 43% 37% 43% 35% 36% 38% 35% 36% 37% 32% 35% 37% 36% 37 % Microfabrication as % of total 37% 38% 39% 41% 39% 35% 38% 30% 26% 32% 24% 27% 23% 20% 23% 25% 29% 25% 26% 26% 27% 27% 27 % Aerospace and defense as % of total 18% 13% 20% 21% 18% 22% 19% 26% 30% 24% 39% 29% 42% 44% 39% 40% 35% 38% 42% 39% 36% 37% 36 % Revenues by geography North America $ 16,109 $ 16,101 $ 20,101 $ 18,052 $ 70,362 $ 15,697 $ 17,899 $ 16,249 $ 17,217 $ 67,062 $ 21,046 $ 20,494 $ 31,384 $ 34,700 $ 107,624 $ 31,134 $ 33,095 $ 37,430 $ 41,573 $ 143,232 $ 35,144 $ 35,682 $ 70,826 China 15,212 23,923 16,683 14,720 70,538 13,725 18,444 17,519 14,883 64,573 12,042 21,495 19,186 18,159 70,882 15,577 18,759 13,709 7,401 55,446 7,139 4,672 11,811 Rest of World 11,146 11,682 14,241 13,390 50,459 12,438 11,705 10,045 10,795 44,985 10,127 10,149 11,162 12,845 44,283 14,634 17,259 21,096 18,479 71,468 22,176 20,473 42,649 Total revenues 42,467 51,705 51,025 46,162 191,359 41,861 48,048 43,814 42,896 176,619 43,215 52,138 61,732 65,704 222,789 61,345 69,113 72,235 67,453 270,146 64,459 60,827 125,286 North America as % of total 38% 31% 39% 39% 37% 37% 37% 37% 40% 38% 49% 39% 51% 53% 48% 51% 48% 52% 62% 53% 55% 59% 57 % China as % of total 36% 46% 33% 32% 37% 33% 38% 40% 35% 37% 28% 41% 31% 28% 32% 25% 27% 19% 11% 21% 11% 8% 9 % Rest of World as % of total 26% 23% 28% 29% 26% 30% 24% 23% 25% 25% 23% 19% 18% 20% 20% 24% 25% 29% 27% 26% 34% 34% 34 % Fiber laser revenue by power level High-power (>= 6kW) 17% 24% 30% 27% 24% 24% 35% 40% 47% 37% 49% 54% 58% 47% 52% 54% 51% 50% 40% 49% 39% 40% 39 % Medium-power (2kW - 5kW) 49% 44% 43% 51% 47% 57% 48% 39% 39% 45% 39% 35% 34% 39% 36% 29% 32% 23% 29% 28% 26% 19% 23 % Low-power (< 2kW) 34% 32% 27% 22% 29% 19% 17% 20% 14% 17% 12% 11% 8% 14% 11% 17% 17% 27% 31% 23% 35% 41% 38% 2018 2019 2020 2021 Supplemental Information | Key Revenue Metrics Note: Percentages may not total to 100 due to rounding.

20 2% 4% 13% 14% 17% 24% 30% 27% 24% 35% 40% 47% 49% 54% 58% 47% 54% 51% 50% 40% 39% 40%40% 41% 36% 39% 40% 45% 39% 43% 49% 44% 43% 51% 57% 48% 39% 39% 39% 35% 34% 39% 29% 32% 23% 29% 26% 19% 60% 59% 64% 61% 58% 51% 49% 43% 34% 32% 27% 22% 19% 17% 20% 14% 12% 11% 9% 14% 17% 17% 27% 31% 35% 41% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 2016 2017 2018 2019 2020 2021 2022 Fiber Laser Revenue by Power - Quarterly Percent of total fiber laser sales High Power >6kW Low Power < 2kW Medium Power 2kW – 5kW Note: Percentages may not total to 100 due to rounding. Supplemental Information | Revenue by power level